UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 20, 2007
STURM, RUGER & COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-10435 (Commission File Number)	06-0633559 (IRS Employer Identification Number)

ONE LACEY PLACE, SOUTHPORT, CONNECTICUT (Address of Principal Executive Offices)	06890 (Zip Code)
Registrant’s telephone number, including area code (203) 259-7843
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-3.1: AMENDED AND RESTATED BY-LAWS

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On July 20, 2007, the Board of Directors of Sturm, Ruger & Company, Inc. (the “Company”) adopted a resolution approving amendments to the Company’s by-laws as described below to (i) provide for the delivery of notice of the Company’s shareholder meetings by electronic transmission if consented to by the shareholder receiving the notice, (ii) add an advance notice provision that addresses certain procedural and timing matters for shareholder proposals, (iii) clarify the Company’s authority to issue and transfer uncertificated shares and (iv) set a range for the size of the Board of Directors of between five and nine members.
     Article II Section 4 was revised to permit notice of any shareholder meeting to be given in the form of electronic transmission consented to by the shareholder in the manner consistent with Delaware General Corporation Law.
     Article II Sections 14 and 15 were added to set forth the requirements with regard to information that must be furnished by a shareholder who seeks to nominate a director at the Company’s Annual Meetings or propose business at any shareholder meeting. Prior to this amendment, the Company included such information in its Annual Proxy Statement.
     Article VII Sections 1 and 2 was amended to expressly allow for the issuance of uncertificated shares. The current by-laws provide that the form of shares shall be determined by the Board of Directors and the Board of Directors has historically provided for such uncertificated shares. This amendment merely provides for uncertificated shares in an express manner. The issuance of uncertificated shares allows the Company to participate in the Direct Registration System, which is currently administered by the Depository Trust Company. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks of delays associated with transferring physical certificates. The amendment to the by-laws also provides that each registered stockholder shall be entitled to a stock certificate upon written request to the transfer agent or registrar of the Company.
     Additionally, the Board of Directors approved an amendment setting a range for the size of the Board of Directors of between five and nine members.
     The foregoing description of the By-laws amendments is qualified in its entirety by reference to the full text of the Company’s Amended and Restated by-laws which are effective as of July 20, 2007 and attached as Exhibit 3.1 to this Current Report on Form 8-K as incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Sturm, Ruger & Company, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STURM, RUGER & COMPANY, INC.
By:	/s/ Thomas A. Dineen
	Name:	Thomas A. Dineen
	Title:	Principal Financial Officer, Vice President, Treasurer and Chief Financial Officer

Dated: July 25, 2007